SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ]  Preliminary Proxy Statement        [_]  Confidential, For Use of the
                                             Commission Only
                                             (As Permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

PROTOSOURCE CORPORATION
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(Name of Registrant as Specified In Its Charter)


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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:


     (2) Aggregate number of securities to which transaction applies:


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     (4) Proposed maximum aggregate value of transaction:


     (5) Total fee paid:



[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:


     (2)  Form, Schedule or Registration Statement No.:


     (3)  Filing Party:


     (4)  Date Filed:

                             PROTOSOURCE CORPORATION
                          2300 Tulare Street, Suite 210
                            Fresno, California 93721

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 1, 2001

                                                              Fresno, California
                                                              March 19, 2001

     A Special Meeting of Stockholders (the "Meeting") of ProtoSource Corporation, a California corporation (the "Company"), will be held at the offices of the Company, 2300 Tulare Street, Fresno, California on May 1, 2001 at 9:45 AM (local time) for the following purposes:

     1. To approve the issuance of up to 1,866,988 shares of the Company's common stock in connection with the Company's acquisition of Suncoast Automation, Inc. in which such issuance would constitute more than 20% of the Company's outstanding shares of common stock prior to such issuance; and

     2. To transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.

     The foregoing items of business, are more fully described in the Proxy Statement which is attached and made a part of this Notice.

     The Board of Directors has fixed the close of business on February 12, 2001 as the record date for determining the stockholders entitled to notice of and to vote at the Meeting and any adjournment or postponement thereof.

     All stockholders are cordially invited to attend the Meeting in person. However, whether or not you expect to attend the Meeting in person, you are urged to mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Meeting. If you send in your proxy card and then decide to attend the Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

                                         By Order of the Board of Directors,

                                         /s/ WILLIAM CONIS
                                         -----------------
                                         William Conis
                                         President

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                                    IMPORTANT
---------
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

THANK YOU FOR ACTING PROMPTLY
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


                             PROTOSOURCE CORPORATION
                          2300 Tulare Street, Suite 210
                            Fresno, California 93721


                                 PROXY STATEMENT

GENERAL

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of ProtoSource Corporation, a California corporation (the "Company"), of proxies in the enclosed form for use in voting at the special meeting of Stockholders (the "Meeting") to be held at the offices of the Company, 2300 Tulare Street, Fresno, California on May 1, 2001 at 9:45 AM (local time), and any adjournment or postponement thereof. Only holders of record of the Company's common stock, no par value per share (the "Common Stock"), on February 12, 2001 (the "Record Date") will be entitled to vote at the Meeting. At the close of business on the Record Date, the Company had outstanding 2,734,648 shares of Common Stock.

     Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to its exercise. Any proxy given is revocable prior to the Meeting by an instrument revoking it or by a duly executed proxy bearing a later date delivered to the Secretary of the Company. Such proxy is also revoked if the stockholder is present at the Meeting and elects to vote in person.

     The Company will bear the entire cost of preparing, assembling, printing and mailing the proxy materials furnished by the Board of Directors to stockholders. Copies of the proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and regular employees of the Company may (without additional compensation) solicit proxies by telephone or personal interview, the costs of which the Company will bear.

     This Proxy Statement and the accompanying form of proxy is being sent or given to stockholders on or about March 19, 2001.

     Stockholders of the Company's Common Stock are entitled to one vote for each share held. Such shares may not be voted cumulatively.

     Each validly returned proxy (including proxies for which no specific instruction is given) which is not revoked will be voted "FOR" each of the proposals as described in this Proxy Statement and, at the proxy holders' discretion, on such other matters, if any, which may come before the Meeting (including any proposal to adjourn the Meeting).

     Determination of whether a matter specified in the Notice of Meeting of Stockholders has been approved will be determined as follows. Those persons will be elected directors who receive a plurality of the votes cast at the Meeting in person or by proxy and entitled to vote on the election. Accordingly, abstentions or directions to withhold authority will have no effect on the outcome of the vote. For each other matter specified in the Notice of Meeting of Stockholders, the affirmative vote of a majority of the shares of Common Stock present at the Meeting in person or by proxy and entitled to vote on such matter is required for approval. In any event, prior to any vote, a quorum of holders of at least 33 and 1/3% of the shares of Common Stock outstanding on the Record Date is required to conduct the Meeting. Abstentions will be considered shares present in person or by proxy and entitled to vote and, therefore, will have the effect of a vote against the matter. Broker non-votes will be considered shares not present for this purpose and will have no effect on the outcome of the vote. Directions to withhold authority to vote for directors, abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for the Meeting.

                                 PROPOSAL NO. 1


APPROVAL OF ISSUANCE OF ADDITIONAL STOCK IN CONNECTION WITH THE ACQUISITION OF
                           SUNCOAST AUTOMATION, INC.

     On August 22, 2000, the Company acquired all of the outstanding common stock of Suncoast Automation, Inc. in exchange for 1,303,072 shares of the Company's common stock. In addition, the Company agreed to deposit 1,000,000 additional shares of common stock with an escrow agent. Over the 27 months following the effective date of the Company proposed secondary offering, Suncoast's shareholders may earn some or all of these shares based upon meeting the following criteria: 500,000 shares will be released when Suncoast installs 19,000 subscribers/rooms and achieves $1,300,000 in cumulative cash flow. The balance of the shares will be released in 10% increments for each additional increment of 1,900 subscribers/rooms and $190,000 in cumulative cash flow added.

     In January 2001, The Nasdaq SmallCap Market informed the Company that as a result of the Suncoast transaction, the Company violated a Nasdaq marketplace rule, which requires shareholder approval for the issuance of 20% or more of an issuer's securities in connection with an acquisition of assets or securities of another company. In order to remain in compliance with Nasdaq continued listing requirements, Suncoast shareholders agreed to return to us 866,988 shares out of the 1,303,073 shares of common stock issued to them in order to reduce the issuance of our common stock in this acquisition to under 20% and maintain the Company's listing on The Nasdaq SmallCap Market.

     Effective January 16, 2001, the Company entered into an amendment to the stock exchange agreement with the former Suncoast shareholders which provides the following:

     o The former Suncoast shareholders agreed to return an aggregate of 866,988 shares of common stock.

     o The 866,988 shares of common stock will be reissued to the former shareholders of Suncoast in the event shareholder approval is obtained.

     o The Suncoast acquisition agreement was further modified to provide that no additional shares of common stock will be issued to the former Suncoast shareholders, unless and until the Company's shareholders approve the issuance. The agreement also states that no other compensation of any kind or nature will be issued to the former Suncoast shareholders at any time in the event the Company fails to receive shareholder approval for the issuance. The agreement specifically states that even if the Company is eventually delisted from Nasdaq, no further compensation will be issued to the former Suncoast shareholders.


Nasdaq Rule Requiring Stockholder Approval

     Because the Company's common stock is listed on The Nasdaq SmallCap Market, the Company is subject to Nasdaq's corporate governance rules, including Rule 4350(I)(1)(C)(ii)(a) (the "Nasdaq Rule"), which provides that an issuer must obtain stockholder approval for the sale or issuance of common stock (or securities convertible into common stock) equal to 20% or more of the common stock outstanding before the issuance which are issued in connection with the acquisition of the stock or assets of another company. The consummation of the Suncoast acquisition agreement as originally executed will result in the issuance of shares of common stock constituting more than 20% of the total shares outstanding immediately prior to such issuance. Consequently, the Company is seeking the approval of its shareholders to make such issuances. Although the Company believes the acquisition of Suncoast added significant value to the Company, the issuance of such a large number of shares of common stock may have a depressive effect on the market price of the common stock. In addition, the issuance will result in certain shareholders obtaining significant blocks of the Company's common stock.

                          RECOMMENDATION OF THE BOARD:
                          ----------------------------

     THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE ADDITIONAL STOCK ISSUANCES TO THE FORMER SUNCOAST SHAREHOLDERS.



                        SECURITY OWNERSHIP OF MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth the beneficial ownership of the Company as of the date of this Proxy, by each person known by the Company to beneficially own 5% or more of the outstanding shares of voting securities, each of the Company's directors, named executive officers, and all directors and executive officers as a group. The applicable percentage is based on 4,334,648 shares outstanding. The information set forth in the table and accompanying footnotes has been furnished by the named beneficial owners.

Name of Beneficial Owner (1)       Amount and Nature of       Percent of
                                   Beneficial Ownership (2)   Class (%)
--------------------------------------------------------------------------------
William Conis(3)                    70,300                      1.6%
Andrew Stathopoulos(4)              10,000                       *
Michael A. Gales(9)                  5,000                       *
Seymour G. Siegel(5)                 2,500                       *
Mark Blanchard(7)                   43,310                      1.0%
Theodore Triantafilu(8)               --                         --
SHA Cable Holdings(6)              168,200                      3.8%
South Ocean, LLC                   164,580                      3.7%
All officers and directors as a    131,110                      3.1 %
group (6 persons)
--------------------
*    Less than 1%


(1) Except as otherwise indicated, the address of each beneficial owner is c/o ProtoSource Corporation, 2300 Tulare Street, Suite 210, Fresno, CA 93721.

(2) Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to the shares shown. Except where indicated by footnote and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of voting securities shown as beneficially owned by them.

(3) Includes presently exercisable options to purchase (i) 10,000 shares at $6.00 per share at any time until October 2003, and (ii) 60,000 shares at $6.875 per share anytime until November 2004. Does not include shares issuable upon exercise of 45,000 options that are not presently exercisable.

(4) Represents stock options to purchase 10,000 shares at $6.00 per share at any time until October 2003. Does not include shares issuable upon the exercise of 5,000 options that are not presently exercisable.

(5) Represents options to purchase 2,500 shares at $6.00 per share at any time until February 2005.

(6) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, Alan Docter, Adam Wagner, Rob Israel, Diane Israel, Lynne Israel, Gerald Bedrin, Atti Vilpulla, David Weinberger, John Wagner, Daniel Marx, Paul Beck, Eric Salomon, Steve Marvin and Colin Frey may be deemed a control persons of the shares owned by SHA Cable Holdings.

(7)  Includes 43,310 shares owned by his wife, Virginia M. Blanchard.

(8) Does not include shares issuable upon exercise of 30,000 options that are not presently exercisable.

(9) Represents 5,000 options to purchase shares of common stock at $6.00 per share at anytime until October 2004. Does not include shares issuable upon exercise of 10,000 options that are not exercisable.



                           SUMMARY COMPENSATION TABLE

     The following table discloses certain compensation paid to our Chief Executive Officer for the calendar years ended December 31, 1999 and 1998.

                                                                                                   Long Term
                                                                                                  Compensation
Name and Principal                                   Other       Annual       All Other         Awards/Securities
Position                   Year     Salary ($)   Compensation     Bonus      Compensation     Underlying Options(#)
--------                   ----     ----------   ------------     -----      ------------     ---------------------
William Conis, Chief
Executive Officer          1999      $27,259          -            -             -                  100,000
                           1998         -             -            -             -                     -

Raymond J. Meyers,
Former Chief Executive
Officer                    1999     $162,795          -            -             -                   20,000
                           1998     $140,005          -            -             -                     -


Option Grants in 1999

     The following table provides the specified information concerning grants of options to purchase ProtoSource's common stock made during 1999 to the Named Executive Officers.

                                Individual Grants
                                -----------------


                      Number of       Percent of
                      Securities      Total Options
                      Underlying      Granted to       Exercise or
                      Options         Employees in     Base Price     Expiration
Name                  Granted         Fiscal Year      Per Share      Date
----                  -------         -----------      ---------      ----
William Conis         100,000         50.4%            $6.875         2004
Raymond J. Meyers     20,000          10.1%            $6.00          2004

Aggregate Option Exercises and 1999 Year-End Values

     The following table provides the specified information concerning exercises of options to purchase our common stock in 1999 and unexercised options held as of December 31, 1999 by the Named Executive Officers.

                                           Number of Securities Underlying          Value of Unexercised
                                           Unexercised Options at December    In-the-Money Options at December
                                                   31, 1999 (shares)                    31, 1999 (1)
                                           -------------------------------    --------------------------------
                 Number of
                  Shares
                Acquired on      Value
     Name        Exercise      Realized     Exercisable     Unexerciseable     Exercisable     Unexerciseable
     ----        --------      --------     -----------     --------------     -----------     --------------
William Conis       -0-           -0-          5,000          110,000                 $0               $0

Raymond Meyers      -0-           -0-         36,667           20,000            $91,668           $5,000



The closing stock price of the Common Stock on December 31, 1999, as reported on the Nasdaq SmallCap Market was $6.25.




                        AVAILABILITY OF CERTAIN DOCUMENTS

     INCLUDED HEREWITH ARE COPIES OF THE COMPANY'S FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 1999 AND FORM 10-QSB FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2000. THIS PROXY STATEMENT ALSO REFERS TO CERTAIN DOCUMENTS OF THE COMPANY THAT ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. SUCH DOCUMENTS ARE AVAILABLE TO ANY PERSON, INCLUDING ANY BENEFICIAL OWNER, TO WHOM THIS PROXY STATEMENT IS DELIVERED, UPON ORAL OR WRITTEN REQUEST, WITHOUT CHARGE, DIRECTED TO PROTOSOURCE CORPORATION, 2300 TULARE STREET, SUITE 210, FRESNO, CALIFORNIA 93721, TELEPHONE NUMBER (559) 486-8600. IN ORDER TO ENSURE TIMELY DELIVERY OF THE DOCUMENTS, SUCH REQUESTS SHOULD BE MADE BY MARCH 31, 2001.

                                  OTHER MATTERS

     The Board of Directors knows of no other business that will be presented to the Meeting. If any other business is properly brought before the Meeting, proxies in the enclosed form will be voted in respect thereof as the proxy holders deem advisable.

     It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

                                      By Order of the Board of Directors,

                                      /s/ WILLIAM CONIS
                                      -----------------
                                      William Conis,
                                      President
Fresno, California
March 19, 2001

PROXY                                                                      PROXY



                             PROTOSOURCE CORPORATION

               PROXY FOR SPECIAL MEETING TO BE HELD ON MAY 1, 2001 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints WILLIAM CONIS and MICHAEL GALES, or either of them, as proxies, each with the power to appoint his substitute, to represent and to vote all the shares of common stock of ProtoSource Corporation (the "Company"), which the undersigned would be entitled to vote, at the Company's Meeting of Stockholders to be held on May 1, 2001 and at any adjournments thereof, subject to the directions indicated on the reverse side hereof.

     In their discretion, the Proxies are authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

     THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

IMPORTANT--This Proxy must be signed and dated on the reverse side.

--------------------------------------------------------------------------------

                               THIS IS YOUR PROXY
                             YOUR VOTE IS IMPORTANT!


Dear Stockholder:

     We cordially invite you to attend the Special Meeting of Stockholders of ProtoSource Corporation to be held at the offices of the Company, on May 1, 2001 at 9:45 a.m. (local time).

     Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1


                                                 For     Against    Abstain
1.  Proposal to approve the issuance of          [_]       [_]        [_]
     additional shares of common stock
     in connection with the Suncoast
     Automation, Inc. transaction


If you plan to attend the Meeting please mark this box    [_]

Dated:________________, 2001

Signature ______________________________________________________________________

Name (printed) _________________________________________________________________

Title __________________________________________________________________________

Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

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